SECURED CONVERTIBLE PROMISSORY NOTE

Effective Date: May 18, 2017	U.S. $1,355,000.00

FOR VALUE RECEIVED, MGT Capital Investments, Inc., a Delaware corporation (“Company”), and MGT Mining One, Inc., a Delaware corporation (“Mining Sub”, and together with Company, “Borrower”), promise to pay to Iliad Research and Trading, L.P., a Utah limited partnership, or its successors or assigns (“Lender”), $1,355,000.00 and any interest, fees, charges, and late fees on the date that is twenty-four (24) months after the Purchase Price Date (the “Maturity Date”) in accordance with the terms set forth herein and to pay interest on the Outstanding Balance at the rate of ten percent (10%) per annum from the Purchase Price Date until the same is paid in full. This Secured Convertible Promissory Note (this “Note”) is issued and made effective as of May 18, 2017 (the “Effective Date”). This Note is issued pursuant to that certain Securities Purchase Agreement dated May 18, 2017, as the same may be amended from time to time, by and between Borrower and Lender (the “Purchase Agreement”). All interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note. Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.

This Note carries an OID of $225,000.00. In addition, Borrower agrees to pay $5,000.00 to Lender to cover Lender’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of this Note (the “Transaction Expense Amount”), all of which amount is included in the initial principal balance of this Note. The purchase price for this Note and the Warrant (as defined in the Purchase Agreement) shall be $1,125,000.00 (the “Purchase Price”), computed as follows: $1,355,000.00 original principal balance, less the OID, less the Transaction Expense Amount. The Purchase Price shall be payable by Lender by wire transfer of immediately available funds.

1. Payment; Prepayment.

1.1. Payment. Provided there is an Outstanding Balance, on each Redemption Date (as defined below), Borrower shall pay to Lender an amount equal to the Redemption Amount (as defined below) due on such Redemption Date in accordance with Section 8. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address or bank account furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal.

1.2. Prepayment. Notwithstanding the foregoing, so long as Borrower has not received a Lender Conversion Notice (as defined below) or a Redemption Notice (as defined below) from Lender where the applicable Conversion Shares have not yet been delivered and so long as no Event of Default has occurred since the Effective Date (whether declared by Lender or undeclared), that has not been waived or cured, then Borrower shall have the right, but not the obligation, exercisable on not less than five (5) Trading Days prior written notice to Lender to prepay all or any portion of the Outstanding Balance of this Note in accordance with this Section 1.2. Any notice of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to Lender at its registered address and shall state: (i) that Borrower is exercising its right to prepay this Note, (ii) the date of prepayment, which shall be not less than five (5) Trading Days from the date of the Optional Prepayment Notice, and (iii) the portion of the Outstanding Balance Borrower is electing to prepay. On the date fixed for prepayment (the “Optional Prepayment Date”), Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of Lender as may be specified by Lender in writing to Borrower. If Borrower exercises its right to prepay this Note, Borrower shall make payment to Lender of an amount in cash equal to 125% (the “Prepayment Premium”) multiplied by the portion of the Outstanding Balance of this Note Borrower elects to prepay (the “Optional Prepayment Amount”). In the event Borrower delivers the Optional Prepayment Amount to Lender prior to the Optional Prepayment Date or without delivering an Optional Prepayment Notice to Lender as set forth herein without Lender’s prior written consent, the Optional Prepayment Amount shall not be deemed to have been paid to Lender until the Optional Prepayment Date. Lender shall be entitled to exercise its conversion rights set forth herein during such five (5) day period. In addition, if Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to Lender within two (2) Trading Days following the Optional Prepayment Date, Borrower shall forever forfeit its right to prepay this Note.

2. Security. This Note is secured by (i) the collateral set forth in that certain Security Agreement listing all of Mining Sub’s assets as security for Mining Sub’s obligations under the Transaction Documents, and (ii) a Pledge Agreement whereby Company is pledging all shares of common stock of Mining Sub as security for Company’s obligations under the Transaction Documents.

3. Lender Optional Conversion.

3.1. Lender Conversions. Lender has the right at any time beginning on the date that is six (6) months from the Purchase Price Date until the Outstanding Balance has been paid in full, including without limitation (a) until any Optional Prepayment Date (even if Lender has received an Optional Prepayment Notice) or at any time thereafter with respect to any amount that is not prepaid, and (b) during or after any Fundamental Default Measuring Period, at its election, to convert (each instance of conversion is referred to herein as a “Lender Conversion”) all or any part of the Outstanding Balance into shares (“Lender Conversion Shares”) of fully paid and non-assessable common stock, $0.001 par value per share (“Common Stock”), of Company as per the following conversion formula: the number of Lender Conversion Shares equals the amount being converted (the “Conversion Amount”) divided by the Lender Conversion Price (as defined below). Conversion notices in the form attached hereto as Exhibit A (each, a “Lender Conversion Notice”) may be effectively delivered to Company by any method of Lender’s choice (including but not limited to facsimile, email, mail, overnight courier, or personal delivery), and all Lender Conversions shall be cashless and not require further payment from Lender. Company shall deliver the Lender Conversion Shares from any Lender Conversion to Lender in accordance with Section 9 below.

3.2. Lender Conversion Price. Subject to adjustment as set forth in this Note, the price at which Lender has the right to convert all or any portion of the Outstanding Balance into Common Stock is $1.05 per share of Common Stock (the “Lender Conversion Price”). However, in the event the Market Capitalization falls below the Minimum Market Capitalization at any time, then in such event (a) the Lender Conversion Price for all Lender Conversions occurring after the first date of such occurrence shall equal the lower of the Lender Conversion Price and the Market Price as of any applicable date of Conversion, and (b) the true-up provisions of Section 11 below shall apply to all Lender Conversions that occur after the first date the Market Capitalization falls below the Minimum Market Capitalization provided that all references to the “Redemption Notice” in Section 11 shall be replaced with references to a “Lender Conversion Notice” for purposes of this Section 3.2, all references to “Redemption Conversion Shares” in Section 11 shall be replaced with references to “Lender Conversion Shares” for purposes of this Section 3.2, and all references to the “Redemption Conversion Price” in Section 11 shall be replaced with references to the “Lender Conversion Price” for purposes of this Section 3.2.

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4. Defaults and Remedies.

4.1. Defaults. The following are events of default under this Note (each, an “Event of Default”): (a) Borrower fails to pay any principal, interest, fees, charges, or any other amount when due and payable hereunder; (b) Company fails to deliver any Lender Conversion Shares in accordance with the terms hereof; (c) Company fails to deliver any Redemption Conversion Shares (as defined below) or True-Up Shares (as defined below) in accordance with the terms hereof; (d) a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; (e) Borrower becomes insolvent or generally fails to pay, or, with the exception of going concern language in the Borrower’s public financial filings, admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; (f) Borrower makes a general assignment for the benefit of creditors; (g) Borrower files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); (h) an involuntary bankruptcy proceeding is commenced or filed against Borrower; (i) Borrower defaults or otherwise fails to observe or perform any material covenant, obligation, condition or agreement of Borrower contained herein or in any other Transaction Document (other than those specifically set forth in this Section 4.1 and Section 4 of the Purchase Agreement; (j) any material representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein, in any Transaction Document, or otherwise in connection with the issuance of this Note is false, incorrect, incomplete or misleading in any material respect when made or furnished; (k) the occurrence of a Fundamental Transaction without Lender’s prior written consent, which consent shall not be unreasonably withheld; (l) Company fails to maintain the Share Reserve as required under the Purchase Agreement; (m) Company effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to Lender; (n) any money judgment, writ or similar process is entered or filed against Borrower or any subsidiary of Borrower or any of its property or other assets for more than $100,000.00, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by Lender; (o) Company fails to be DWAC Eligible; (p) Borrower fails to observe or perform any covenant set forth in Section 4 of the Purchase Agreement; and (q) Borrower breaches any material covenant or other term or condition contained in any Other Agreements. Notwithstanding the foregoing, the occurrence of any event described in Section 4(d) – 4(q) shall not be considered an Event of Default if such event is cured within ten (10) calendar days of its occurrence; provided, however, that only the first occurrence of each of the events described in Section 4.1(d) – 4.1(q) shall be subject to cure.

4.2. Remedies. At any time and from time to time after Lender becomes aware of the occurrence of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash at the Mandatory Default Amount. Notwithstanding the foregoing, at any time following the occurrence of any Event of Default, Lender may, at its option, elect to increase the Outstanding Balance by applying the Default Effect (subject to the limitation set forth below) via written notice to Borrower without accelerating the Outstanding Balance, in which event the Outstanding Balance shall be increased as of the date of the occurrence of the applicable Event of Default pursuant to the Default Effect, but the Outstanding Balance shall not be immediately due and payable unless so declared by Lender (for the avoidance of doubt, if Lender elects to apply the Default Effect pursuant to this sentence, it shall reserve the right to declare the Outstanding Balance immediately due and payable at any time and no such election by Lender shall be deemed to be a waiver of its right to declare the Outstanding Balance immediately due and payable as set forth herein unless otherwise agreed to by Lender in writing). Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (d), (e), (f), (g) or (h) of Section 4.1, the Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender. At any time following the occurrence of any Event of Default, upon written notice given by Lender to Borrower, interest shall accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 22% per annum or the maximum rate permitted under applicable law (“Default Interest”); provided, however, that no Default Interest shall accrue during the Fundamental Default Measuring Period. For the avoidance of doubt, Lender may continue making Lender Conversions and Redemption Conversions (as defined below) at any time following an Event of Default until such time as the Outstanding Balance is paid in full. Borrower further acknowledges and agrees that Lender may continue making Conversions following the entry of any judgment or arbitration award in favor of Lender until such time that the entire judgment amount or arbitration award is paid in full. Any Conversions made following a judgment or arbitration award shall be made pursuant to the following formula: the amount of the judgment or arbitration award being converted divided by 80% of the average VWAP in the ten (10) Trading Days immediately preceding the date of Conversion . In such event, Borrower and Lender agree that it is their expectation that any such judgment amount or arbitration award that is converted will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144. Additionally, following the occurrence of any Event of Default, Borrower may, at its option, pay any Lender Conversion in cash instead of Lender Conversion Shares by paying to Lender on or before the applicable Delivery Date (as defined below) a cash amount equal to the number of Lender Conversion Shares set forth in the applicable Lender Conversion Notice multiplied by the highest intra-day trading price of the Common Stock that occurs during the period beginning on the date the applicable Event of Default occurred and ending on the date of the applicable Lender Conversion Notice. In connection with acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 4.2. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower’s failure to timely deliver Conversion Shares upon Conversion of the Notes as required pursuant to the terms hereof.

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4.3. Fundamental Default Remedies. Notwithstanding anything to the contrary herein, in addition to all other remedies set forth herein, which shall occur automatically upon the occurrence of any Fundamental Default, the Fundamental Liquidated Damages Amount shall be added to the Outstanding Balance upon Lender’s delivery to Borrower of a notice (which notice Lender may deliver to Borrower at any time following the occurrence of a Fundamental Default) setting forth its election to declare a Fundamental Default and the Fundamental Liquidated Damages Amount that will be added to the Outstanding Balance.

4.4. Certain Additional Rights. Notwithstanding anything to the contrary herein, in the event Borrower fails to make any payment when due or fails to deliver any Conversion Shares as and when required under this Note, then (a) the Lender Conversion Price for all Lender Conversions occurring after the date of such failure to pay shall equal the lower of the Lender Conversion Price and the Market Price as of any applicable date of Conversion, and (b) the true-up provisions of Section 11 below shall apply to all Lender Conversions that occur after the date of such failure to pay, provided that all references to the “Redemption Notice” in Section 11 shall be replaced with references to a “Lender Conversion Notice” for purposes of this Section 4.4, all references to “Redemption Conversion Shares” in Section 11 shall be replaced with references to “Lender Conversion Shares” for purposes of this Section 4.4, and all references to the “Redemption Conversion Price” in Section 11 shall be replaced with references to the “Lender Conversion Price” for purposes of this Section 4.4. For the avoidance of doubt, Lender’s exercise of the rights granted to it pursuant to this Section 4.4 shall not relieve Borrower of its obligation to continue paying the Redemption Amount on all future Redemption Dates.

5. Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or Conversions called for herein in accordance with the terms of this Note.

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6. Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

7. Rights Upon Issuance of Securities.

7.1. Subsequent Equity Sales. Except with respect to Excluded Securities, if Company or any subsidiary thereof, as applicable, at any time this Note is outstanding, shall sell, issue or grant any Common Stock, option to purchase Common Stock, right to reprice, preferred shares convertible into Common Stock, or debt, warrants, options or other instruments or securities to Lender or any third party which are convertible into or exercisable or exchangeable for shares of Common Stock (collectively, the “Equity Securities”), including without limitation any Deemed Issuance, at an effective price per share less than the then effective Lender Conversion Price (such issuance is referred to herein as a “Dilutive Issuance”), then, the Lender Conversion Price shall be automatically reduced and only reduced to equal such lower effective price per share. If the holder of any Equity Securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options, or rights per share which are issued in connection with such Dilutive Issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Lender Conversion Price, such issuance shall be deemed to have occurred for less than the Lender Conversion Price on the date of such Dilutive Issuance, and the then effective Lender Conversion Price shall be reduced and only reduced to equal such lower effective price per share. Such adjustments described above to the Lender Conversion Price shall be permanent (subject to additional adjustments under this section), and shall be made whenever such Equity Securities are issued. Company shall notify Lender, in writing, no later than the Trading Day following the issuance of any Equity Securities subject to this Section 7.1, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price, or other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarity, whether or not Company provides a Dilutive Issuance Notice pursuant to this Section 7.1, upon the occurrence of any Dilutive Issuance, on the date of such Dilutive Issuance the Lender Conversion Price shall be lowered to equal the applicable effective price per share regardless of whether Company or Lender accurately refers to such lower effective price per share in any subsequent Redemption Notice or Lender Conversion Notice. Notwithstanding the foregoing, in the event of any Dilutive Issuance that results solely from any issuance of Equity Securities to Lender pursuant to any obligations of the Transaction Documents (each, a “Lender Dilutive Issuance”), the reduction of the Lender Conversion Price following such Lender Dilutive Issuance shall only be effective for a period of thirty (30) days from the date of such Lender Dilutive Issuance, after which the Lender Conversion Price will revert to the Lender Conversion Price it would have been but for the applicable Lender Dilutive Issuance.

7.2. Adjustment of Lender Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision hereof, if Company at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Lender Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision hereof, if Company at any time on or after the Effective Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Lender Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7.2 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7.2 occurs during the period that a Lender Conversion Price is calculated hereunder, then the calculation of such Lender Conversion Price shall be adjusted appropriately to reflect such event.

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7.3. Other Events. In the event that Company (or any subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect Lender from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Lender Conversion Price so as to protect the rights of Lender, provided that no such adjustment pursuant to this Section 7.3 will increase the Lender Conversion Price as otherwise determined pursuant to this Section 7, provided further that if Lender does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then Company’s board of directors and Lender shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by Company.

8. Company Redemptions.

8.1. Redemption Conversion Price. Subject to the adjustments set forth herein, the conversion price for each Redemption Conversion (as defined below) (the “Redemption Conversion Price”) shall be the lesser of (a) the Lender Conversion Price, and (b) the Market Price.

8.2. Redemption Conversions. Beginning on the date that is three (3) months after the Purchase Price Date, Lender shall have the right, exercisable at any time, to redeem a portion of the Note in any amount (such amount, the “Redemption Amount”) up to the Maximum Monthly Redemption Amount by providing Borrower with a notice substantially in the form attached hereto as Exhibit B (each, a “Redemption Notice”, and each date on which Lender delivers a Redemption Notice, a “Redemption Date”). For the avoidance of doubt, Lender may submit to Borrower one (1) or more Redemption Notices in any given calendar month, provided that the aggregate amount being redeemed in any calendar month does not exceed the Maximum Monthly Redemption Amount. Payments of each Redemption Amount may be made (a) in cash, or (b) by converting such Redemption Amount into shares of Common Stock (“Redemption Conversion Shares”, and together with the Lender Conversion Shares, the “Conversion Shares”) in accordance with this Section 8 (each, a “Redemption Conversion”) per the following formula: the number of Redemption Conversion Shares equals the portion of the applicable Redemption Amount being converted divided by the Redemption Conversion Price, or (c) by any combination of the foregoing, so long as the cash is delivered to Lender on the second Trading Day immediately following the applicable Redemption Date and the Redemption Conversion Shares are delivered to Lender on or before the applicable Delivery Date. Notwithstanding the foregoing, Borrower will not be entitled to elect a Redemption Conversion with respect to any portion of any applicable Redemption Amount and shall be required to pay the entire amount of such Redemption Amount in cash if on the applicable Redemption Date there is an Equity Conditions Failure, and such failure is not waived in writing by Lender. Notwithstanding that failure to repay this Note in full by the Maturity Date is an Event of Default, the Redemption Dates shall continue after the Maturity Date pursuant to this Section 3.1 until the Outstanding Balance is repaid in full, provided that the aggregate Redemption Amounts in any given calendar month following an Event of Default may exceed the Maximum Monthly Redemption Amount.

8.3. Allocation of Redemption Amounts. Following its receipt of a Redemption Notice, Borrower may either ratify Lender’s proposed allocation in the applicable Redemption Notice or elect to change the allocation by written notice to Lender by email or fax within twenty-four (24) hours of its receipt of such Redemption Notice, so long as the sum of the cash payments and the amount of Redemption Conversions equal the applicable Redemption Amount. If Borrower fails to notify Lender of its election to change the allocation prior to the deadline set forth in the previous sentence, it shall be deemed to have ratified and accepted the allocation set forth in the applicable Redemption Notice prepared by Lender. Borrower acknowledges and agrees that the amounts and calculations set forth thereon are subject to correction or adjustment because of error, mistake, or any adjustment resulting from an Event of Default or other adjustment permitted under the Transaction Documents (an “Adjustment”). Furthermore, no error or mistake in the preparation of such notices, or failure to apply any Adjustment that could have been applied prior to the preparation of a Redemption Notice may be deemed a waiver of Lender’s right to enforce the terms of any Note, even if such error, mistake, or failure to include an Adjustment arises from Lender’s own calculation. Company shall deliver the Redemption Conversion Shares from any Redemption Conversion to Lender in accordance with Section 9 below on or before each applicable Delivery Date. If Borrower elects to pay a Redemption Amount in cash, such payment must be delivered on the second Trading Day immediately following the Redemption Date. If Borrower elects to make a payment in cash and fails to make such payment by the required due date on two (2) separate occasions, Borrower shall lose the right to make payments of Redemption Amounts in cash in the future without Lender’s written consent.

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9. Method of Conversion Share Delivery. On or before the close of business on the fifth (5th) Trading Day following each Redemption Date or the fifth (5th) Trading Day following the date of delivery of a Lender Conversion Notice, as applicable (the “Delivery Date”), Company shall, provided it is DWAC Eligible at such time, deliver or cause its transfer agent to deliver the applicable Conversion Shares electronically via DWAC to the account designated by Lender in the applicable Lender Conversion Notice or Redemption Notice. If Company is not DWAC Eligible, it shall deliver to Lender or its broker (as designated in the Lender Conversion Notice or Redemption Notice, as applicable), via reputable overnight courier, a certificate representing the number of shares of Common Stock equal to the number of Conversion Shares to which Lender shall be entitled, registered in the name of Lender or its designee. For the avoidance of doubt, Company has not met its obligation to deliver Conversion Shares by the Delivery Date unless Lender or its broker, as applicable, has actually received the certificate representing the applicable Conversion Shares no later than the close of business on the relevant Delivery Date pursuant to the terms set forth above. Moreover, and notwithstanding anything to the contrary herein or in any other Transaction Document, in the event Company or its transfer agent refuses to deliver any Conversion Shares to Lender on grounds that such issuance is in violation of Rule 144 under the Securities Act of 1933, as amended (“Rule 144”), Company shall deliver or cause its transfer agent to deliver the applicable Conversion Shares to Lender with a restricted securities legend, but otherwise in accordance with the provisions of this Section 9. In conjunction therewith, Company will also deliver to Lender a written opinion from its counsel or its transfer agent’s counsel opining as to why the issuance of the applicable Conversion Shares violates Rule 144.

10. Conversion Delays. If Company fails to deliver Conversion Shares or True-Up Shares in accordance with the timeframes stated in Sections 9 or 11, as applicable, Lender, at any time prior to selling all of those Conversion Shares or True-Up Shares, as applicable, may rescind in whole or in part that particular Conversion attributable to the unsold Conversion Shares or True-Up Shares, with a corresponding increase to the Outstanding Balance (any returned amount will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144). In addition, for each Lender Conversion, in the event that Lender Conversion Shares are not delivered by the fourth Trading Day (inclusive of the day of the Lender Conversion), a late fee equal to the greater of (a) $500.00 and (b) 2% of the applicable Lender Conversion Share Value rounded to the nearest multiple of $100.00 (but in any event the cumulative amount of such late fees for each Lender Conversion shall not exceed 200% of the applicable Lender Conversion Share Value) will be assessed for each day after the fifth Trading Day (inclusive of the day of the Lender Conversion) until Lender Conversion Share delivery is made; and such late fee will be added to the Outstanding Balance (such fees, the “Conversion Delay Late Fees”). For illustration purposes only, if Lender delivers a Lender Conversion Notice to Company pursuant to which Company is required to deliver 100,000 Lender Conversion Shares to Lender and on the Delivery Date such Lender Conversion Shares have a Lender Conversion Share Value of $20,000.00 (assuming a Closing Trade Price on the Delivery Date of $0.20 per share of Common Stock), then in such event a Conversion Delay Late Fee in the amount of $500.00 per day (the greater of $500.00 per day and $20,000.00 multiplied by 2%, which is $400.00) would be added to the Outstanding Balance of the Note until such Lender Conversion Shares are delivered to Lender. For purposes of this example, if the Lender Conversion Shares are delivered to Lender twenty (20) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $10,000.00 (20 days multiplied by $500.00 per day). If the Lender Conversion Shares are delivered to Lender one hundred (100) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $40,000.00 (100 days multiplied by $500.00 per day, but capped at 200% of the Lender Conversion Share Value).

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11. True-Up. On the date that is twenty (20) Trading Days (a “True-Up Date”) from each date that any Redemption Conversion Shares delivered by Company to Lender become Free Trading, there shall be a true-up where Company shall deliver to Lender additional Redemption Conversion Shares (“True-Up Shares”) if the Redemption Conversion Price as of the True-Up Date is less than the Redemption Conversion Price used in the applicable Redemption Notice. In such event, Company shall deliver to Lender within five (5) Trading Days of the True-Up Date (the “True-Up Share Delivery Date”) a number of True-Up Shares equal to the difference between the number of Redemption Conversion Shares that would have been delivered to Lender on the True-Up Date based on the Redemption Conversion Price as of the True-Up Date and the number of Redemption Conversion Shares originally delivered to Lender pursuant to the applicable Redemption Notice. For the avoidance of doubt, if the Redemption Conversion Price as of the True-Up Date is higher than the Redemption Conversion Price set forth in the applicable Redemption Notice, then Company shall have no obligation to deliver True-Up Shares to Lender, nor shall Lender have any obligation to return any excess Redemption Conversion Shares to Company under any circumstance. For the convenience of Company only, Lender may, in its sole discretion, deliver to Company a notice (pursuant to a form of notice substantially in the form attached hereto as Exhibit C) informing Company of the number of True-Up Shares it is obligated to deliver to Lender as of any given True-Up Date, provided that if Lender does not deliver any such notice, Company shall not be relieved of its obligation to deliver True-Up Shares pursuant to this Section 11. Notwithstanding the foregoing, if Company fails to deliver any required True-Up Shares on or before any applicable True-Up Share Delivery Date, then in such event the Outstanding Balance of this Note will automatically increase by a sum equal to the number of True-Up Shares deliverable as of the applicable True-Up Date multiplied by the Market Price for the Common Stock as of the applicable True-Up Date (under Lender’s and Company’s expectations that any such increase will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144).

12. Ownership Limitation. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, if at any time Lender shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the “Maximum Percentage”), then Company must not issue to Lender shares of Common Stock which would exceed the Maximum Percentage. For purposes of this section, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the 1934 Act. The shares of Common Stock issuable to Lender that would cause the Maximum Percentage to be exceeded are referred to herein as the “Ownership Limitation Shares”. Company will reserve the Ownership Limitation Shares for the exclusive benefit of Lender. From time to time, Lender may notify Company in writing of the number of the Ownership Limitation Shares that may be issued to Lender without causing Lender to exceed the Maximum Percentage. Upon receipt of such notice, Company shall be unconditionally obligated to immediately issue such designated shares to Lender, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the forgoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such increase to “9.99%” shall remain at 9.99% until increased, decreased or waived by Lender as set forth below. By written notice to Company, Lender may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.

8

13. Payment of Collection Costs. If this Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Lender otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note, then Borrower shall pay the reasonable costs incurred by Lender for such collection, enforcement or action including, without limitation, attorneys’ fees and disbursements. Borrower also agrees to pay for any reasonable costs, fees or charges of its transfer agent that are charged to Lender pursuant to any Conversion or issuance of shares pursuant to this Note.

14. Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel. Lender also has the right to have any such opinion provided by Borrower’s counsel.

15. Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

16. Resolution of Disputes.

16.1. Arbitration of Disputes. By its acceptance of this Note, each party agrees to be bound by the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement.

16.2. Calculation Disputes. Notwithstanding the Arbitration Provisions, in the case of a dispute as to any Calculation (as defined in the Purchase Agreement), such dispute will be resolved in the manner set forth in the Purchase Agreement.

17. Cancellation. After repayment or conversion of the entire Outstanding Balance (including without limitation delivery of True-Up Shares pursuant to the payment of the final Redemption Amount, if applicable), this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.

18. Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.

19. Assignments. Borrower may not assign this Note without the prior written consent of Lender. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by Lender without the consent of Borrower.

20. Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Note and the documents and instruments entered into in connection herewith.

9

21. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Purchase Agreement titled “Notices.”

22. Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of this Note, Lender’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, Default Interest or other charges assessed under this Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Lender’s and Borrower’s expectations that any such liquidated damages will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144).

23. Waiver of Jury Trial. EACH OF LENDER AND BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

24. Voluntary Agreement. Borrower has carefully read this Note and has asked any questions needed for Borrower to understand the terms, consequences and binding effect of this Note and fully understand them. Borrower has had the opportunity to seek the advice of an attorney of Borrower’s choosing, or has waived the right to do so, and is executing this Note voluntarily and without any duress or undue influence by Lender or anyone else.

25. Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

26. Par Value Adjustments. If at any time Lender delivers a Lender Conversion Notice or a Redemption Notice to Borrower and as of such date the Lender Conversion Price or Redemption Conversion Price, as applicable, would be less than the Par Value, then, as liquidated damages, Borrower must pay to Lender the Par Value Adjustment Amount in cash within one (1) Trading Day of delivery of the applicable Lender Conversion Notice or Redemption Notice (a “Par Value Adjustment”). If Borrower does not deliver the Par Value Adjustment Amount as required, then such amount shall automatically be added to the Outstanding Balance. The number of Conversion Shares deliverable pursuant to any relevant Lender Conversion Notice or Redemption Conversion Notice following a Par Value Adjustment shall be equal to (a) the Conversion Amount or Redemption Amount, as applicable, divided by (b) the Par Value. In the event of a Par Value Adjustment, Lender will use a Lender Conversion Notice in substantially the form attached hereto as Exhibit D or a Redemption Conversion Notice in substantially the form attached hereto as Exhibit E.

[Remainder of page intentionally left blank; signature page follows]

10

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.

BORROWER:

MGT Capital Investments, Inc.

By:
Name:
Title:

MGT Mining One, Inc.

By:
Name:
Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Iliad Research and Trading, L.P.

By:	Iliad Management, LLC, its General Partner

	By:	Fife Trading, Inc., its Manager

By:
John M. Fife, President

[Signature Page to Secured Convertible Promissory Note]

ATTACHMENT 1

DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:

A1. “Adjusted Outstanding Balance” means the Outstanding Balance of this Note as of the date the applicable Fundamental Default occurred less any Conversion Delay Late Fees included in such Outstanding Balance.

A2. “Approved Stock Plan” means any equity compensation plan which has been approved by the shareholders of Company and is in effect as of the Purchase Price Date, pursuant to which Company’s securities may be issued to any employee, officer or director for services provided to Company.

A3. “Bloomberg” means Bloomberg L.P. (or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by Lender and reasonably satisfactory to Company).

A4. “Closing Bid Price” and “Closing Trade Price” means the last closing bid price and last closing trade price, respectively, for the Common Stock on its principal market, as reported by Bloomberg, or, if its principal market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of the Common Stock prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if its principal market is not the principal securities exchange or trading market for the Common Stock, the last closing bid price or last trade price, respectively, of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for the Common Stock by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for the Common Stock as reported by OTC Markets Group, Inc., and any successor thereto. If the Closing Bid Price or the Closing Trade Price cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Trade Price (as the case may be) of the Common Stock on such date shall be the fair market value as mutually determined by Lender and Company. If Lender and Company are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved in accordance with the procedures in Section 16.2. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

A5. “Conversion” means a Lender Conversion under Section 3 or a Redemption Conversion under Section 8.

A6. “Conversion Factor” means 65%, subject to the following adjustments. If at any time the lowest intra-day trade price of the Common Stock during the thirty (30) Trading Days immediately preceding any date of measurement is below $0.50, then in such event the then-current Conversion Factor shall be reduced by 10% (subject to other reductions set forth in this section). If at any time after the Effective Date, Company is not DWAC Eligible, then the then-current Conversion Factor will automatically be reduced by 5% for all future Conversions. If at any time after the Effective Date, the Conversion Shares are not DTC Eligible, then the then-current Conversion Factor will automatically be reduced by an additional 5% for all future Conversions. Finally, in addition to the Default Effect, if any Major Default occurs after the Effective Date, the Conversion Factor shall automatically be reduced for all future Conversions by an additional 5% for each of the first three (3) Major Defaults that occur after the Effective Date (for the avoidance of doubt, each occurrence of any Major Default shall be deemed to be a separate occurrence for purposes of the foregoing reductions in Conversion Factor, even if the same Major Default occurs three (3) separate times). For example, the first time Company is not DWAC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 65% to 60% for purposes of this example. Following such event, the first time the Conversion Shares are no longer DTC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 60% to 55% for purposes of this example. If, thereafter, there are three (3) separate occurrences of a Major Default pursuant to Section 4.1(c), then for purposes of this example the Conversion Factor would be reduced by 5% for the first such occurrence, and so on for each of the second and third occurrences of such Major Default.

Attachment 1 to Secured Convertible Promissory Note, Page 1

A7. “Deemed Issuance” means an issuance of Common Stock that shall be deemed to have occurred on the latest possible permitted date pursuant to the terms hereof in the event Company fails to deliver Conversion Shares as and when required pursuant to Section 9 of the Note or Warrant Shares (as defined in the Warrant) as and when required pursuant to the Warrant. For the avoidance of doubt, if Borrower has elected or is deemed under Section 8.3 to have elected to pay a Redemption Amount in Redemption Conversion Shares and fails to deliver such Redemption Conversion Shares, such failure shall be considered a Deemed Issuance hereunder even if an Equity Conditions Failure exists at that time or other relevant date of determination.

A8. “Default Effect” means multiplying the Outstanding Balance as of the date the applicable Event of Default occurred by (a) 15% for each occurrence of any Major Default, or (b) 5% for each occurrence of any Minor Default, and then adding the resulting product to the Outstanding Balance as of the date the applicable Event of Default occurred, with the sum of the foregoing then becoming the Outstanding Balance under this Note as of the date the applicable Event of Default occurred; provided that the Default Effect may only be applied three (3) times hereunder with respect to Major Defaults and three (3) times hereunder with respect to Minor Defaults; and provided further that the Default Effect shall not apply to any Event of Default pursuant to Section 4.1(b) hereof.

A9. “DTC” means the Depository Trust Company or any successor thereto.

A10. “DTC Eligible” means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Lender’s brokerage firm for the benefit of Lender.

A11. “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.

A12. “DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.

A13. “DWAC Eligible” means that (a) Company’s Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system, (b) Company has been approved (without revocation) by DTC’s underwriting department, (c) Company’s transfer agent is approved as an agent in the DTC/FAST Program, (d) the Conversion Shares are otherwise eligible for delivery via DWAC; (e) Company has previously delivered all Conversion Shares to Lender via DWAC; and (f) Company’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

A14. “Equity Conditions Failure” means that any of the following conditions has not been satisfied during any applicable Equity Conditions Measuring Period (as defined below): (a) with respect to the applicable date of determination all of the Conversion Shares would be freely tradable either (i) under Rule 144 or without the need for registration under any applicable federal or state securities laws (in each case, disregarding any limitation on conversion of this Note), or (ii) registered pursuant to an effective registration statement on Form S-1; (b) on each day during the period beginning one month prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock is listed or designated for quotation (as applicable) on any of NYSE, NASDAQ, OTCQX, OTCQB, or OTC Pink Current Information (each, an “Eligible Market”) and shall not have been suspended from trading on any such Eligible Market (other than suspensions of not more than two (2) Trading Days and occurring prior to the applicable date of determination due to business announcements by Company); (c) on each day during the Equity Conditions Measuring Period, Company shall have delivered all shares of Common Stock issuable upon conversion of this Note on a timely basis as set forth in Section 9 hereof and all other shares of capital stock required to be delivered by Company on a timely basis as set forth in the other Transaction Documents; (d) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 12 hereof (Lender acknowledges that Company shall be entitled to assume that this condition has been met for all purposes hereunder absent written notice from Lender); (e) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (f) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (g) Company shall have no knowledge of any fact that would reasonably be expected to cause any of the Conversion Shares to not be freely tradable without the need for registration under any applicable state securities laws (in each case, disregarding any limitation on conversion of this Note); (h) on each day during the Equity Conditions Measuring Period, Company otherwise shall have been in material compliance with each, and shall not have breached any, term, provision, covenant, representation or warranty of any Transaction Document; (i) without limiting clause (j) above, on each day during the Equity Conditions Measuring Period, there shall not have occurred an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (k) on each Redemption Date, the average and median daily dollar volume of the Common Stock on its principal market for the previous twenty (20) Trading Days shall be greater than $50,000.00; and (l) the Common Stock shall be DWAC Eligible as of each applicable Redemption Date or other date of determination.

Attachment 1 to Secured Convertible Promissory Note, Page 2

A15. “Excluded Securities” means any shares of Common Stock issued or issuable in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity, (ii) Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not primarily for the purpose of raising capital, (iii) issuance of securities in connection with the acquisition of assets or transactions related to Company’s business as conducted on the date hereof, and (iv) Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, service providers and consultants, pursuant to an Approved Stock Plan.

A16. “Free Trading” means that (a) the shares or certificate(s) representing the applicable shares of Common Stock have been cleared and approved for public resale by the compliance departments of Lender’s brokerage firm and the clearing firm servicing such brokerage, and (b) such shares are held in the name of the clearing firm servicing Lender’s brokerage firm and have been deposited into such clearing firm’s account for the benefit of Lender.

A17. “Fundamental Default” means that Borrower either fails to pay the entire Outstanding Balance to Lender on or before the Maturity Date or fails to pay the Mandatory Default Amount within three (3) Trading Days of the date Lender delivers any notice of acceleration to Borrower pursuant to Section 4.2 of this Note.

A18. “Fundamental Default Conversion Value” means the Adjusted Outstanding Balance multiplied by the highest Fundamental Default Ratio that occurs during the Fundamental Default Measuring Period.

A19. “Fundamental Default Measuring Period” means a number of months equal to the Outstanding Balance as of the date the Fundamental Default occurred divided by the Redemption Amount, with such number being rounded up to the next whole month; provided, however, that if Borrower repays the entire Outstanding Balance prior to the conclusion of the Fundamental Default Measuring Period, the Fundamental Default Measuring Period shall end on the date of repayment. For illustration purposes only, if the Outstanding Balance were equal to $125,000.00 as of the date a Fundamental Default occurred and if the Redemption Amount were $28,500.00, then the Fundamental Default Measuring Period would equal five (5) months calculated as follows: $125,000.00/$28,500.00 equals 4.386, rounded up to five (5).

A20. “Fundamental Default Ratio” means a ratio that will be calculated on each Trading Day during the Fundamental Default Measuring Period by dividing the Closing Trade Price for the Common Stock on a given Trading Day by the Lender Conversion Price (as adjusted pursuant to the terms hereof) in effect for such Trading Day.

A21. “Fundamental Liquidated Damages Amount” means the greater of (a) (i) the quotient of the Outstanding Balance on the date the Fundamental Default occurred divided by the then-current Conversion Factor, minus (ii) the Outstanding Balance on the date the Fundamental Default occurred, or (b) the Fundamental Default Conversion Value.

A22. “Fundamental Transaction” means that (a) (i) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not Borrower or any of its subsidiaries is the surviving corporation) any other person or entity, or (ii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person or entity, or (iii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the person or persons making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), or (iv) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other person or entity whereby such other person or entity acquires more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination), or (v) Company or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of Company’s Common Stock, or (b) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of Company.

Attachment 1 to Secured Convertible Promissory Note, Page 3

A23. “Lender Conversion Share Value” means the product of the number of Lender Conversion Shares deliverable pursuant to any Lender Conversion multiplied by the Closing Trade Price of the Common Stock on the Delivery Date for such Lender Conversion.

A24. “Major Default” means any Event of Default occurring under Sections 4.1(a), 4.1(c), 4.1(l), 4.1(p), or 4.1(r) of this Note.

A25. “Mandatory Default Amount” means the greater of (a) the Outstanding Balance divided by the Redemption Conversion Price on the date the Mandatory Default Amount is demanded, multiplied by the VWAP on the date the Mandatory Default Amount is demanded, or (b) the Outstanding Balance following the application of the Default Effect.

A26. “Market Capitalization” means a number equal to (a) the average VWAP of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (b) the aggregate number of outstanding shares of Common Stock as reported on Company’s most recently filed Form 10-Q or Form 10-K.

A27. “Market Price” means the Conversion Factor multiplied by the average of the lowest intra-day trade price of the Common Stock during the thirty (30) Trading Days immediately preceding the applicable Conversion.

A28. “Minimum Market Capitalization” means $10,000,000.

A29. “Maximum Monthly Redemption Amount” means $90,000.00, which is the maximum aggregate Redemption Amount that may be redeemed in any calendar month.

A30. “Minor Default” means any Event of Default that is not a Major Default or a Fundamental Default.

A31. “OID” means an original issue discount.

A32. “Other Agreements” means, collectively, (a) all existing and future agreements and instruments between, among or by Borrower (or an affiliate), on the one hand, and Lender (or an affiliate), on the other hand, and (b) any financing agreement or a material agreement that affects Borrower’s ongoing business operations.

A33. “Outstanding Balance” means as of any date of determination, the Purchase Price, as reduced or increased, as the case may be, pursuant to the terms hereof for payment, Conversion, offset, or otherwise, plus the OID, the Transaction Expense Amount, accrued but unpaid interest, collection and enforcements costs (including attorneys’ fees) incurred by Lender, transfer, stamp, issuance and similar taxes and fees related to Conversions, and any other fees or charges (including without limitation Conversion Delay Late Fees) incurred under this Note.

A34. “Par Value” means the par value of the Common Stock on any relevant date of determination. The Par Value as of the Effective Date is $0.001.

A35. “Par Value Adjustment Amount” means an amount calculated as follows: (a) the number of Conversion Shares deliverable under a particular Lender Conversion Notice or Redemption Notice (prior to any Par Value Adjustment) multiplied by the Par Value, less (b) the Conversion Amount or Redemption Amount, as applicable (prior to any Par Value Adjustment), plus (c) $500.00. For illustration purposes only, if for a given Conversion, the Conversion Amount was $20,000.00, the Conversion Price was $0.0008 and the Par Value was $0.001 then the Par Value Adjustment Amount would be $5,500.00 (25,000,000 Conversion Shares ($20,000.00/$0.0008) multiplied by the Par Value of $0.001 ($25,000.00) minus the Conversion Amount of $20,000.00 plus $500.00 equals $5,500.00).

A36. “Purchase Price Date” means the date the Purchase Price is delivered by Lender to Borrower.

A37. “Trading Day” means any day on which the New York Stock Exchange is open for trading.

A38. “VWAP” means the volume weighted average price of the Common stock on the principal market for a particular Trading Day or set of Trading Days, as the case may be, as reported by Bloomberg.

Attachment 1 to Secured Convertible Promissory Note, Page 4

EXHIBIT A

Iliad Research and Trading, L.P.

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

MGT Capital Investments, Inc.	Date: __________________

Attn: Robert Ladd, CEO

512 S. Magnum Street, Suite 408

Durham, North Carolina 27701

LENDER CONVERSION NOTICE

The above-captioned Lender hereby gives notice to MGT Capital Investments, Inc., a Delaware corporation (“Company”), and MGT Mining One, Inc., a Delaware corporation (“Mining Sub”, and together with Company, “Borrower”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on May 18, 2017 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Company as of the date of conversion specified below. Said conversion shall be based on the Lender Conversion Price set forth below. In the event of a conflict between this Lender Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Lender Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.	Date of Conversion: ____________

B.	Lender Conversion #: ____________

C.	Conversion Amount: ____________

D.	Lender Conversion Price: _______________

E.	Lender Conversion Shares: _______________ (C divided by D)

F.	Remaining Outstanding Balance of Note: ____________*

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Lender Conversion Notice and such Transaction Documents.

Please transfer the Lender Conversion Shares electronically (via DWAC) to the following account:

Broker:	Address:
DTC#:
Account #:
Account Name:

To the extent the Lender Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Lender Conversion Notice (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

_____________________________________

Exhibit A to Secured Convertible Promissory Note, Page 1

Sincerely,

Lender:

Iliad Research and Trading, L.P.

By:	Iliad Management, LLC, its General Partner

	By:	Fife Trading, Inc., its Manager

By:
John M. Fife, President

Exhibit A to Secured Convertible Promissory Note, Page 2

EXHIBIT B

Iliad Research and Trading, L.P.

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

MGT Capital Investments, Inc.	Date: __________________

Attn: Robert Ladd, CEO

512 S. Magnum Street, Suite 408

Durham, North Carolina 27701

REDEMPTION NOTICE

The above-captioned Lender hereby gives notice to MGT Capital Investments, Inc., a Delaware corporation (“Company”), and MGT Mining One, Inc., a Delaware corporation (“Mining Sub”, and together with Company, “Borrower”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on May 18, 2017 (the “Note”), that Lender elects to redeem a portion of the Note in Redemption Conversion Shares or in cash as set forth below. In the event of a conflict between this Redemption Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Redemption Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

REDEMPTION INFORMATION

A.	Redemption Date: ____________, 201_

B.	Redemption Amount: ____________

C.	Portion of Redemption Amount to be Paid in Cash: ____________

D.	Portion of Redemption Amount to be Converted into Common Stock: ____________ (B minus C)

E.	Redemption Conversion Price: _______________ (lower of (i) Lender Conversion Price in effect and (ii) Market Price as of Redemption Date)

F.	Redemption Conversion Shares: _______________ (D divided by E)

G.	Remaining Outstanding Balance of Note: ____________ *

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Redemption Notice and such Transaction Documents.

2.	EQUITY CONDITIONS CERTIFICATION (Section to be completed by Company)

A.	Market Capitalization:________________

(Check One)

B.	_________ Company herby certifies that no Equity Conditions Failure exists as of the applicable True-Up Date.

Exhibit B to Secured Convertible Promissory Note, Page 1

C.	_________ Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from Lender with respect thereto. The Equity Conditions Failure is as follows:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

Please transfer the Redemption Conversion Shares, if applicable, electronically (via DWAC) to the following account:

Broker:	Address:
DTC#:
Account #:
Account Name:

To the extent the Redemption Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Redemption Conversion Notice (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

_____________________________________

Sincerely,

Lender:

Iliad Research and Trading, L.P.

By:	Iliad Management, LLC, its General Partner

	By:	Fife Trading, Inc., its Manager

By:
John M. Fife, President

Exhibit B to Secured Convertible Promissory Note, Page 2

EXHIBIT C

Iliad Research and Trading, L.P.

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

MGT Capital Investments, Inc.	Date: __________________

Attn: Robert Ladd, CEO

512 S. Magnum Street, Suite 408

Durham, North Carolina 27701

TRUE-UP NOTICE

The above-captioned Lender hereby gives notice to MGT Capital Investments, Inc., a Delaware corporation (“Company”), and MGT Mining One, Inc., a Delaware corporation (“Mining Sub”, and together with Company, “Borrower”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on May 18, 2017 (the “Note”), of True-Up Shares related to _____________, 201_ (the “Redemption Date”). In the event of a conflict between this True-Up Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of True-Up Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

TRUE-UP SHARES

A.	Redemption Date: ____________, 201_

B.	True-Up Date: ____________, 201_

C.	Portion of Redemption Amount Converted into Common Stock: _____________

D.	True-Up Conversion Price: _______________ (lower of (i) Lender Conversion Price in effect and (ii) Market Price as of True-Up Date)

E.	True-Up Shares: _______________ (C divided by D)

F.	Redemption Conversion Shares Delivered: ________________

G.	True-Up Shares to be Delivered: ________________ (only applicable if E minus F is greater than zero)

Please transfer the True-Up Shares electronically (via DWAC) to the following account:

Broker:	Address:
DTC#:
Account #:
Account Name:

Exhibit D to Secured Convertible Promissory Note, Page 1

To the extent the True-Up Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this True-Up Notice (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

_____________________________________

Sincerely,

Lender:

Iliad Research and Trading, L.P.

By: Iliad Management, LLC, its General Partner

By:	Fife Trading, Inc., its Manager

By:
John M. Fife, President

Exhibit D to Secured Convertible Promissory Note, Page 2

EXHIBIT D

Iliad Research and Trading, L.P.

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

MGT Capital Investments, Inc.	Date: __________________

Attn: Robert Ladd, CEO

512 S. Magnum Street, Suite 408

Durham, North Carolina 27701

LENDER CONVERSION NOTICE

The above-captioned Lender hereby gives notice to MGT Capital Investments, Inc., a Delaware corporation (“Company”), and MGT Mining One, Inc., a Delaware corporation (“Mining Sub”, and together with Company, “Borrower”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on May 18, 2017 (the “Note”), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Company as of the date of conversion specified below. Said conversion shall be based on the Lender Conversion Price set forth below. In the event of a conflict between this Lender Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Lender Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.	Date of Conversion: ____________

B.	Lender Conversion #: ____________

C.	Conversion Amount: ____________

D.	Par Value Adjustment Amount: _______________

E.	Lender Conversion Price: _______________ (Par Value)

F.	Lender Conversion Shares: _______________ (C divided by E)

G.	Remaining Outstanding Balance of Note: ____________*

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Lender Conversion Notice and such Transaction Documents.

Please transfer the Lender Conversion Shares electronically (via DWAC) to the following account:

Broker:	Address:
DTC#:
Account #:
Account Name:

To the extent the Lender Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Lender Conversion Notice (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

_____________________________________

Exhibit D to Secured Convertible Promissory Note, Page 3

The Par Value Adjustment Amount must be paid in cash within one (1) Trading Day of your receipt of this Conversion Notice.

Sincerely,

Lender:

Iliad Research and Trading, L.P.

By:	Iliad Management, LLC, its General Partner

	By:	Fife Trading, Inc., its Manager

By:
John M. Fife, President

Exhibit D to Secured Convertible Promissory Note, Page 4

EXHIBIT E

Iliad Research and Trading, L.P.

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

MGT Capital Investments, Inc.	Date: __________________

Attn: Robert Ladd, CEO

512 S. Magnum Street, Suite 408

Durham, North Carolina 27701

REDEMPTION NOTICE

The above-captioned Lender hereby gives notice to MGT Capital Investments, Inc., a Delaware corporation (“Company”), and MGT Mining One, Inc., a Delaware corporation (“Mining Sub”, and together with Company, “Borrower”), pursuant to that certain Secured Convertible Promissory Note made by Borrower in favor of Lender on May 18, 2017 (the “Note”), that Lender elects to redeem the portion of the Note balance set forth below in either cash or fully paid and non-assessable shares of Common Stock of Company, as set forth below. By its signature below, Borrower makes the elections and certifications set forth below. In the event of a conflict between this Redemption Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Redemption Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

REDEMPTION CONVERSION AND CERTIFICATIONS

AS OF THE REDEMPTION DATE

A.	REDEMPTION CONVERSION

A.	Redemption Date: ____________, 201_

B.	Redemption Amount: ____________

C.	Portion of Redemption Amount to be Paid in Cash: ____________

D.	Portion of Redemption Amount to be Converted into Common Stock: ____________ (B minus C)

E.	Par Value Adjustment Amount: ______________

F.	Redemption Conversion Price: _______________ (Par Value)

G.	Redemption Conversion Shares: _______________ (D divided by F)

H.	Remaining Outstanding Balance of Note: ____________ *

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Redemption Notice and such Transaction Documents.

B.	EQUITY CONDITIONS CERTIFICATION

_________ Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from Lender with respect thereto. The Equity Conditions Failure is as follows:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

Exhibit E to Secured Convertible Promissory Note, Page 1

The Par Value Adjustment Amount must be paid in cash within one (1) Trading Day of your receipt of this Redemption Notice.

Sincerely,

Lender:

Iliad Research and Trading, L.P.

By:	Iliad Management, LLC, its General Partner

	By:	Fife Trading, Inc., its Manager

By:
John M. Fife, President

ACKNOWLEDGED AND CERTIFIED BY:

Borrower:

MGT Capital Investments, Inc.

By:

Name:

Title:

MGT Mining One, Inc.

By:

Name:

Title:

Exhibit E to Secured Convertible Promissory Note, Page 2